Prospectus supplement dated January 19, 2017
to the following prospectus(es):
America's marketFLEX Annuity, America's marketFLEX Advisor Annuity, America's marketFLEX II Annuity, and America's marketFLEX Edge Annuity prospectuses dated May 1, 2016
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The Board of Trustees of Northern Lights Variable Trust (the "Trust") approved a plan to close the Mariner Managed Futures Strategy Portfolio (the "Portfolio") and liquidate the Portfolio.
Therefore, the following changes apply to the contract:
•	Effective at the close of business on January 19, 2017, the Portfolio will no longer be available to receive transfers or new purchase payments.
•	The liquidation of the Portfolio is expected to occur on or about March 20, 2017 (the "Liquidation Date"). Prior to the Liquidation Date and pursuant to the terms of your contract, you may transfer your allocations from the Portfolio to any investment option available in your contract.
•	Any funds remaining in the Portfolio as of the Liquidation Date will be reallocated to the Nationwide Variable Insurance Trust – NVIT Money Market Fund: Class II (the "Acquiring Fund").
PROS-0341AO